EXHIBIT 10.6

AMENDMENT TO STOCK OPTION AGREEMENT

Company:                      Gardenburger, Inc., formerly known as Wholesome & Hearty Foods, Inc., an Oregon corporation

Optionee:                       Paul F. Wenner

Original Agreement:    That Paul F. Wenner Stock Option Agreement dated effective as of January 20, 1992

AGREEMENT

                           In consideration of the mutual covenants set forth in this Amendment, Company and Optionee mutually agree as follows:

                           1.          Section 3(a) of the Original Agreement is amended to read as follows:

                           "The Option shall expire January 31, 2004."

                           2.          Section 4(d) of the Original Agreement is amended to read as follows:

             "In no event (including death of Optionee) may this Option be exercised after January 31, 2004."

                           3.          Except as expressly provided in this Amendment, the Original Agreement will remain in full force and effect.

                           Dated _______________, 2001.

GARDENBURGER, INC.

By:

Paul F. Wenner